Exhibit 10.3

CONSULTING AGREEMENT

                         THIS CONSULTING AGREEMENT (the “Agreement”) is made as of the 13th day of January, 2009 (the “Effective Date”), and is by and between Anavex Life Sciences Corp. A Nevada State Corporation with an office at 27 Marathonos Ave. Pallini, Greece (hereinafter “Company”), and Dr. Mark A. Smith, with an address at Chagrin Falls, Ohio (Hereinafter “Consultant”).

W I T N E S S E T H:

                         WHEREAS the Consultant has developed considerable expertise in the pathology of Alzheimer’s as well as other neurological diseases.

                         WHEREAS the Company wishes to engage the services of the Consultant to assist the Company in the advancement of drug candidates with the potential to provide disease-modifying treatments for certain neurological diseases.

                         AND WHEREAS Consultant wishes to perform such services among others for and on behalf of the Company and the Company desires to obtain and apply the expertise of the Consultant to the Business of the Company.

                         NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt of which is hereby acknowledged by each of the parties hereto) the parties make the arrangements and acknowledgements hereinafter set forth:

1.      Consulting Services - The Company hereby retains the services of the Consultant and the Consultant hereby agrees to provide the consulting services (the “Services”) to the Company described in this Agreement, by providing such Services to benefit the Company and its determination and implementation of the Company's plans for its Business.

2.      Term - This Agreement is effective as of the Effective Date and shall remain in force, for a period of 1 (one) year.

3.      Termination

3.1	Either party may at any time terminate this Agreement by providing the other party with at least thirty (30) days written notice.

3.2	Upon termination of this Agreement, Consultant shall return to the Company all material that is the property of the Company.

3.3

Upon termination the Consultant shall have 30 days to exercise any options that have already vested. After 30 days any unexercised options shall become void and of no further effect. All non-vested options at the time of termination or death shall become immediately void and of no further effect.

4.      Compensation - In full consideration of the Consultant's Services hereunder, the Company shall compensate the Consultant a fee as follows:

a.	Pay to the Consultant a fee of US$2,000.00 per month.
b.	Pay to the Consultant a fee of US$250.00 per speaking engagement made on behalf of the Company.
c.	Issue to the Consultant 50,000 Share purchase options subject to Schedule 1 as attached.

                         IN WITNESS WHEREOF, each of the parties hereto has executed as of the date first herein above written.

COMPANY:

Anavex Life Sciences Corp.

By: “Harvey Lalach”

        Harvey Lalach
        President

CONSULTANT:

“Dr. Mark Smith”

Dr. Mark Smith

SCHEDULE 1

STOCK OPTION AGREEMENT

          This Stock Option Agreement is made as of January 13, 2009 by and between Anavex Life Sciences Corp. (the “Corporation”), and Dr. Mark Smith (the “Optionee”).

RECITALS

          A. T     he Corporation and the Optionee have entered into a Consulting Agreement dated as of January 13, 2009 (the “Consulting Agreement”) that provides for the grant of stock options to the Optionee to purchase shares of the Corporation’s common stock (the “Shares”). The stock options granted herein are being granted pursuant to the Consulting Agreement.

          NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows: AGREEMENT

GRANT OF OPTIONS

NUMBER OF SHARES. Subject to the terms and conditions of this Agreement and the Consulting Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation fifty thousand (50,000) shares (the “Option Shares”).

          EXERCISE PRICE. Each Option Share is exercisable at a price of US $2.75 per share (the “Option Price”).

          TERM. The Expiration Date for all Options shall be January 14, 2014.

          VESTING. The Options granted herein vest in accordance with the terms set out below:

25,000 upon execution of the Agreement.
12,500 upon the one year anniversary of the execution of this Agreement.
12,500 upon the two year anniversary of the execution of this Agreement.

          CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement and the Consulting Agreement.

EXERCISE OF OPTION

          DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with the vesting terms as above.

          MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash.

          STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee name.

NONTRANSFERABILITY

          RESTRICTION. The Options are not transferable by Optionee.

NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

          Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

ADJUSTMENTS

          NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ADJUSTMENT TO OPTION SHARES.

The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Anavex Life Sciences Corp.

“Harvey Lalach”

Name: Harvey Lalach
Title: President

The undersigned Optionee hereby acknowledges receipt of this Stock Option Agreement, accepts the Options granted there under, and agrees to the terms and conditions thereof and the related Consultant Agreement.

OPTIONEE

“Dr. Mark Smith”

Dr. Mark Smith

Anavex Life Sciences Corp.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Anavex Life Sciences Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of January 6, 2008 and of the Consulting Agreement referred to therein.

Enclosed is a check in the sum of US $_____________________ in payment for such shares.

_________________________________
Signature of Optionee

Date: _____________________________

By:_______________________________
      Dr. Mark A. Smith